ALPINE 4

Forward-Looking Statements: Certain statements and information in this press release may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995. The information disclosed in this press release is made as of the date hereof and reflects Alpine 4 most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Alpine 4 believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Alpine 4 disclaims any intention or obligation to update the forward-looking statements for subsequent events.

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Annual Shareholder Meeting 2022

April 23, 2023 at 10:00am MST

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Agenda

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Call Meeting to Order

Review the Voting Measures

Confirm the Vote

Corporate Initiatives

Subsidiary Highlights

2022 Voting Measures

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- To elect seven Directors: Kent B. Wilson, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Andy Call, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified; ***The Board Recommends A Yes Vote***
- To ratify the appointment of RSM US LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2022, and December 31, 2023; ***The Board Recommends A Yes Vote***
- To authorize the Board of Directors, at the discretion of the Board and **IF** necessary to meet the NASDAQ minimum price requirement, but prior to the one-year anniversary of the date on which the Reverse Split Amendment is approved by the Company's shareholders, to file an Amendment to the Company's Certificate of Incorporation, as amended to date, to authorize a reverse stock split of the Company's Class A, Class B, and Class C Common Stock (the "Reverse Split Amendment") with a ratio in the range between and including 1-for-1.5 shares and 1-for-10 shares; ***The Board Recommends A Yes Vote***
- Contingent on the shareholders' approval of the Reverse Split Amendment proposal, to approve two alternative amendments to our Amended and Restated Certificate of Incorporation to reduce the number of shares of Class A Common Stock we are authorized to issue from 295,000,000 to either 100,000,000 or 200,000,000 shares, respectively, with each proposed amendment to be voted on separately; if the shareholders approve each alternative amendment, the Board of Directors may choose to implement one of the approved reductions or abandon the reductions in its discretion. ***The Board Recommends A Yes Vote***

2022 Voting Results

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Election of the Directors Shown *Without* Class B Common and Class B Preferred

	To Elect Kent B. Wilson		To Elect Ian Kantrowitz		To Elect Gerry Garcia	
	For	Withheld	For	Withheld	For	Withheld
Record Holder (Vstock Class A)	4,504,649	4,696	4,507,845	1,500	4,507,845	1,500
Record Holder (Vstock Class C)	22,285,170	0	22,113,905	171,265	22,113,905	171,265
Record Holder (Class B)						
Beneficial Holder (SayTechnologies)	161,511	4,235	161,609	4,138	163,172	2,574
Beneficial Holder (ProxyTrust)	900	0	900	0	0	900
Beneficial Holder (Broadridge)	37,396,904	971,352	36,796,506	1,571,750	31,729,561	6,638,695
Total Shares Voted	64,349,134	980,283	63,580,765	1,748,653	58,514,483	6,814,934
% of Shares Voted	98.50%	1.50%	97.32%	2.68%	89.57%	10.43%

	To Elect Edmond Lew		To Elect Chrisophe Jeunet		To Elect Jonathan Withem		To Elect Andy Call	
	For	Withheld	For	Withheld	For	Withheld	For	Withheld
Record Holder (Vstock Class A)	4,507,845	1,500	4,507,845	1,500	4,507,845	1,500	4,507,845	1,500
Record Holder (Vstock Class C)	22,113,905	171,265	22,113,905	171,265	22,113,905	171,265	22,113,905	171,265
Record Holder (Class B)								
Beneficial Holder (SayTechnologies)	163,204	2,542	160,170	5,576	161,583	4,163	161,481	4,265
Beneficial Holder (ProxyTrust)	0	900	0	900	0	900	0	900
Beneficial Holder (Broadridge)	31,806,840	6,561,416	31,751,739	6,616,517	31,789,245	6,579,011	37,336,480	1,031,776
Total Shares Voted	58,591,794	6,737,623	58,533,659	6,793,758	58,571,578	6,756,839	64,119,711	1,209,706
	89.69%	10.31%	89.60%	10.40%	89.66%	10.34%	98.15%	1.85%

2022 Voting Results

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Voting Measure Results Shown *Without* Class B Common and Class B Preferred

	2. Ratification of Independent Auditors			3. Authorize Reverse Stock Split		
	For	Against	Abstain	For	Against	Abstain
Record Holder (Vstock Class A)	4,281,345	198,000	30,000	4,404,345	105,000	0
Record Holder (Vstock Class C)	22,252,170	15,000	18,000	21,790,575	494,595	0
Record Holder (Class B)						
Beneficial Holder (SayTechnologies)	146,618	2,820	16,308	101,557	62,921	1,268
Beneficial Holder (ProxyTrust)	900	0	0	900	0	0
Beneficial Holder (Broadridge)	80,139,136	2,892,377	470,341	68,174,730	14,021,019	1,306,701
Total Shares Voted	106,820,169	3,108,197	534,650	94,472,107	14,683,535	1,307,969
% of Shares Voted	96.70%	2.81%	0.48%	85.52%	13.29%	1.18%

	4a. Decrease Class A Auth. to 100,000,000			4b. Decrease Class A Auth. to 200,000,000		
	For	Against	Abstain	For	Against	Abstain
Record Holder (Vstock Class A)	4,404,345	105,000	0	4,477,845	30,000	1,500
Record Holder (Vstock Class C)	21,821,130	461,040	0	21,988,075	297,095	0
Record Holder (Class B)						
Beneficial Holder (SayTechnologies)	115,591	14,738	35,417	114,148	16,191	35,407
Beneficial Holder (ProxyTrust)	900	0	0	900	0	0
Beneficial Holder (Broadridge)	76,518,716	5,789,880	1,193,847	76,490,051	5,618,418	1,393,984
Total Shares Voted	102,862,692	6,371,658	1,129,264	103,071,019	5,961,704	1,430,891
% of Shares Voted	93.12%	5.77%	1.11%	93.31%	5.40%	1.30%

2022

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2022 A Year of Building

Last year we spoke of the foundation we built in 2021 that fundamentally changed the company structure and value proposition. In 2022, we chose to look inward to grow and build on top of our foundation to advance and mature the company.

Our 2022 advancements were based around five overarching initiatives:

- Corporately, the Company kicked off its SOX compliance initiative in early Q3 2022 with the goal of being SOX compliant by Q3 2023. This involved the hiring of SOX based consultants and advisory firms to help guide management in this process.
- The Company switched auditors to RSM LLP in anticipation to advance the Company towards a more robust reporting associated with becoming SOX compliant.
- Using SpectrumEbos as its underlying integration system, we began the full integration of NetSuite for corporate and subsidiary reporting.
- The Company facilitated subsidiary growth with capital investments and commitments into new facilities, and machinery.
- Alpine 4 along with founding contributors formed Global Autonomous Corporation to build a seamless autonomous shipping and fulfillment platform.

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2022 Estimated Financial Highlights

- The Company estimates revenue of $104 million for FY22, up 102% vs FY21 of $51.6 million, and saw organic growth of 6%
- Overall gross profit margin increased to 22.8% in FY22 compared to 14.9% in FY21 and 16% in FY20
- Loss from operations decreased to $11 million in FY22 compared to $22 million in FY21
- (0.07) loss per share in FY22 compared to (0.12) loss per share in FY21
- Cash $2.7 million as of 12/31/2022 down from $3.7 million as of 12/31/2021
- Shareholder Equity of $69.3 million down from $71.5 million in 2021.
- Total assets of $145.5 million up from $134.6 million in 2021
- Total working capital grew to $14.9 million in 2022 compared to $12.4 million in 2021
- Inventory of $24.9 million in 2022
- In FY22 CEO and COO compensation dropped by 45% and 17%, respectively vs FY21 . Other Executive positions saw a decrease in compensation as well.

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Highlights by Subsidiary

Elecjet

Material Transfer Agreements: Elecjet entered into a Material Transfer Agreements with several OEM's to begin testing our solid-state and graphene enhanced batteries for use in their products.

- Recreational Vehicle (RV)
- Aviation
- Electric Tractors
- Energy Storage Systems / Powerwall
- Consumer Battery Manufactures

Patents: Of the 81 patent opportunities announced at last years shareholder meeting, the Company, its engineers and battery patent experts are currently working on 56 of the most important patents. Of those 56 patents under development, 7 of new patents are in the process of being filed with the US patent office around our new AX-03 class of batteries.

It's important to mention that these patents are very technical and take time to get through before filing with the patent office.

Elecjet Cont'd

Equity Investment / Licensing Agreement: In early 2022, the Company began working on a new multi-faceted solid-state battery technology agreement to capitalize on Elecjet's current battery technologies and relationships with a group of inventors of solid-state battery technologies and materials. The culmination of this four-part understanding has begun:

- Alpine 4 was the lead seed investor in a battery and materials start-up company taking a 10% equity interest, placement of Sam Gong on its board, participation rights in future funding rounds, and the placement of a CEO of our choice.
- Alpine will have exclusive rights to all the company's battery technology for use in North America. All current and future patent applications, for inventions from the company, or those co-developed with Elecjet, will be filed at North American patent offices and owed by Alpine 4.
- A steering committee between Alpine 4, the battery tech inventors, and the company has been formed. The first meeting was held in March of 2023; we will be meeting together as needed, going forward, in order to facilitate the exchange of technological know-how and product and customer demand information, so as to assist Alpine 4 in addressing North American battery opportunities.
- The company and its inventors have been assisting Alpine 4 in designing a solid-state battery manufacturing plant to reside within the United States.

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A4 Technologies

RCA Commercial

RCA Commercial: 2022 was a banner year for RCA Commercial with record revenue and a growing customer base:

- RCA and Elecjet were able to bring two new products to market with a 3.6KW energy storage system and a solid-state battery for the RV manufactures.
- The Company worked diligently to develop three new and unique products which were displayed at the CES event in Jan 2023.
  - These new products were Gaming Monitors, Commercial Monitors and The PowerTote
- The Company was awarded the three new product lines from its licensor and believes this market opportunity is in excess of $100 million dollars.
- The company anticipates ramping up to this market opportunity over the next 5 years with initial orders expected to begin in Q4 2023.

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A4 Aerospace

Vayu Aerospace / Identified Technologies

Vayu Aerospace: In 2022, Vayu had several new advancements in our G1, US-2 and Tactical platforms.

- The G-1 MKII will be the backbone of several potential buying suitors including Vayu's sister company, Global Autonomous Corporation (GAC).
- A successor platform, the G-1 MKII, is already under development.
- The Company also entered into a $100 Million supply agreement with US government contractor, All American Contracting, Inc.
- All American Contracting expects its first orders to begin once the host country of Nigeria completes its Presidential election in May.
- Vayu will be hosting several delegates from Nigeria's Energy and Agriculture industries towards the end of May at their Ann Arbor, MI production facility for in person demonstrations.
- The Company has also hosted several law enforcement events showcasing its tactical drones for use in law enforcement departments worldwide.
- Identified Technologies completed the next version of its processing software and has won several new customers due to its new 3D Mapping processing capabilities.

ALPINE4 A4 Manufacturing

Quality Circuit Assembly

Quality Circuit Assembly: In 2022, QCA hit record highs in revenue, acquired new advanced equipment, and had production efficiencies:

- The Company added new customers in the EV, Energy Storage, Electronics and AI industries that will continue to grow with QCA in 2023 and beyond.
- The Company anticipates a move into its new state of the art facility in Silicon Valley, in late 2023.
- QCA will be the contract manufacturer of Elecjet's small production pilot line for its solid-state batteries in the USA.
- The Company expects to hit record revenues again in Q1 and Q2 2023 with a growing back log where the company was at this point in 2022.
- QCA is a quintessential example of what Alpine 4 is capable of!

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ALPINE4 A4 Manufacturing

Alternative Laboratories

Alternative Labs: In 2022, Alt Labs completed a year long process improvement plan that consisted of several new initiatives:

- $1.6 investment in a new, state-of-the-art, gummy line to service the fastest growing dosage form in the nutraceutical industry.
- Completed the dietary supplement industry's premier, quality, GMP certification from NSF. (https://www.nsf.org/knowledge-library/what-is-nsf-certification)
- Alt Labs transformed and diversified their base business by adding more than a dozen new health and wellness customers looking for a US based, GMP certified dietary supplement manufacturer.
- The company expects to exceed 2022 revenue by more than 20% in 2023 and 2024.

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A4 Defense Services

Thermal Dynamics

- The Company's FY22 revenue grew by 129% to $10 million over FY21 (eight months) of $4.4 million
- Gross profit also increased 187% to $3 million in FY22 vs $1 million FY21
- Net Profit of $1 million in FY22 vs $79 thousand loss in FY21
- The Company grew its back log with government entities to over $18 million in FY22

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A4 Construction Services

Morris Sheet Metal/Excel Construction Services

Morris Sheet Metal: In 2022, Morris Sheet Metal began completion of the low-margin, large fixed price contracts that started before and during the height of the Covid pandemic that negatively impacted both revenue and margins. The company has been expanding their growth opportunities:

- Expanded operations into the W/NW Ohio market.
- In addition to HVAC, duct-work sheet metal specialization, the company is now doing more stainless-steel fabrication work targeting food processing plants.

Excel Construction Services: In 2022, Excel began the transition into a more diverse construction and metal fabrication company:

- Added partnerships with cutting-edge solar parking structure construction and installations
- Specialized in hand-rail design, fabrication and installations
- Expanded into the Boise market with full-time presence

Global Autonomous Corporation

In late 2020, Alpine 4 (Nasdaq ALPP) and its subsidiary Vayu Aerospace Corporation, an aerospace company, developing next-generation autonomous drones, recognized a technological deficit in the autonomous fulfillment of freight by air: "The practical electrification of flight." This technology gap that had inhibited companies like Amazon and other larger corporations could be solved using patented technologies from Vayu Aerospace if they were powered by a new generation of power cells.

In 2021, Alpine 4 added Elecjet Inc., a battery design company, to its portfolio along with it a new class of graphene enhanced solid state batteries. These revolutionary batteries became the battery cells powering Vayu's G1 and future US-2 airframes and subsequently allowing Global Autonomous Corporation (GAC) to solve the technological deficit that others could not overcome.

The Problem

Global Autonomous Corporation

It's important to understand that Global Autonomous Corporation is the amalgamation of several key technologies into one forward-thinking company. It is our belief that the company that solves the autonomous delivery of freight will dominate the next 50 years of the shipping and fulfillment industry. The technological barriers to solving this problem lie in electrification of aircraft and how these aircraft store and release energy. It is not practical in a mesh network for drones to efficiently use aviation fuel on a large scale. Therefore, aircraft must seek to minimize aviation fuel in a mesh network. Nor is it practical not to use a mesh network to deliver goods in an urban area. Therefore, a solution needs to be developed for goods to be delivered autonomously via electrified flight.

For an electric drone to carry 15lbs of cargo, it would require several innovations:

- First, the aircraft structure would have to be essentially a flying battery. Much like how Tesla envisioned the electric car.
- Second, the ability to store more energy per kg would need to be greater than traditional lithium-ion batteries can deliver.
- Finally, the aircraft would have to be able to quickly replenish its electrical charge to turn its flights rapidly.

** Alphabet's autonomous drone company "Wing" attempts to solve this problem but recent data shows that the Wing airframe can only carry a max payload of 2.6lbs for 12 miles and its ability to charge quickly is capped within the limits of traditional lithium-ion battery cells, which can take 1.5 hours to charge to full capacity*

Our Solution

GAC's solution is elegantly simple but uniquely ours. Combine the power of a mesh delivery network with electrified airframes into a unique hardware-software stack solution.



US-2

- GAC has secured first production rights to Vayu Aerospace's G1 VTOL drone and US-2 rotor-copter drone. G-1 and US-2 are powered by the AX class of solid-state batteries from ElecJet. The AX Class has almost 70% more energy density compared to traditional lithium batteries and can charge from 0% to 100% in 15 minutes.
- The US-2 is capable of carrying 15lbs for 15 miles or 40 minutes of continuous flight at full weight capacity.


G1

- The G1 is a derivative of the G-1 MKII and capable of carrying 24lbs for 700 miles or 10 hours of continuous flight at full weight capacity.
- The GAC autonomous avionics software (GAAS) platform can efficiently manage route scheduling to prevent interrupted flights within a mesh fulfillment network.
- The GAC User App allows shippers to quickly plan out delivery of their package and the nearest GAC fulfillment kiosk to send their package from and courier to pickup package.
- The GAC fulfillment Kiosks are integrated with the GAAS software platform and the GAC User App for a meshed solution for package delivery.

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GAC - Mesh Delivery Network

The GAC mesh network is a localized network of GAC fulfillment kiosks that connect directly, dynamically and non-hierarchically to other kiosks, and cooperate with one another to efficiently route of packages from GAC customers.

This lack of dependency on one kiosk allows for every kiosk to participate in the relay of deliveries. The uniqueness of the GAC mesh network allows for dynamic distribution of packages on flights and reroute a package in the event a route is shut down or full.



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THANK YOU!